UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 3, 2005
                Date of report (date of earliest event reported)

                                  -------------

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                  -------------


         Delaware                       0-24073                   13-3817344
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On January 6, 2005, the Company announced that one of the it's operating divisions, Summit Research Corporation ("Summit/DFI"), was recently awarded a $3.2 million contract by the U.S. Army Space and Missile Defense Command (USASMDC) to provide advanced weapons, sensors, and airborne sensor technologies research and development. The estimated potential value of the award is $24.4 million if all options are exercised. The contract award consists of a Basic Effort award valued at approximately $400,000 and award options Option I, Option II and Option III valued at approximately $6 million, $9 million and $9 million respectively. The Basic Effort and approximately $2.8 million of Option I have been exercised and funded.

     On September 13, 2004 the Company entered into an employment agreement (the "Agreement") with Edward Rawlinson (the "Executive") pursuant to which the Company has retained the Executive to serve as Vice President - Engineering Services Division of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

The Agreement provides for the employment of the Executive for a period of two years commencing on September 13, 2004, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Employment Agreement, the Executive will receive annual compensation of no less than $175,000 and participate in the Company's Executive Incentive Plan. The Company granted to the Executive the option to purchase 245,000 shares of the Company's common stock exercisable at $0.885 a share of which 82,000 shares are currently vested and the remainder are subject to vesting performance structure set by the Board of Directors. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall pay the Executive a $125 a month allowance for telephone expenses.

The Agreement also provides for the payment by the Company to the Executive severance payments equal to six months of the Executive's current base salary plus any accrued incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title occurring within 12 months after a "change in control" of the Company. Following such a termination of employment, the Executive will receive
(i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA.

In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

The Agreement contains restrictive covenants which prohibit the Executive from
(i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

     On January 3, 2005 the Company entered into an employment agreement (the "Agreement") with Joseph Summers (the "Executive") pursuant to which the Company has retained the Executive to serve as Vice President - Strategic Planning of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

The Agreement provides for the employment of the Executive for a period of two years commencing on January 3, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Employment Agreement, the Executive will receive annual compensation of no less than $150,000 and participate in the Company's Executive Incentive Plan. The Company granted to the Executive the option to purchase 145,000 shares of the Company's common stock exercisable at $2.625 a share of which 50,000 shares are currently vested and the remainder are subject to vesting performance structure set by the Board of Directors. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall pay the Executive a $125 a month allowance for telephone expenses.

The Agreement also provides for the payment by the Company to the Executive severance payments equal to six months of the Executive's current base salary plus any accrued incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title occurring within 12 months after a "change in control" of the Company. Following such a termination of employment, the Executive will receive
(i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA.

In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

The Agreement contains restrictive covenants which prohibit the Executive from
(i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

     On January 3, 2005 the Company entered into an employment agreement (the "Agreement") with Michael W. Wicks (the "Executive") pursuant to which the Company has retained the Executive to serve as President - Summit Research, a division of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

The Agreement provides for the employment of the Executive for a period of two years commencing on January 3, 2005, or until the Note referenced in Item 2.01 is repaid or converted. unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Employment Agreement, the Executive will receive annual compensation of no less than $160,000 and participate in the Company's Executive Incentive Plan. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall pay the Executive a $125 a month allowance for telephone expenses.

The Agreement also provides for the payment by the Company to the Executive severance payments equal to six months of the Executive's current base salary plus any accrued incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title occurring within 12 months after a "change in control" of the Company. Following such a termination of employment, the Executive will receive
(i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA.

In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

The Agreement contains restrictive covenants which prohibit the Executive from
(i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On January 3, 2005, pursuant to a Stock Purchase Agreement dated October 28, 2004 by and between Digital Fusion, Inc. ("Digital Fusion") and Michael W. Wicks ("Wicks"), Digital Fusion acquired all of Wicks' outstanding capital stock of Summit Research Corporation ("Summit").

     Under the terms of the Agreement, the Company paid to Wicks (a) $1,600,000 in cash, (b) 575,000 shares of the Company's common stock and (c) a convertible promissory note (the "Note") in the cumulative amount of $2,700,000. On the six month anniversary of the Closing, Wicks shall receive $600,000 cash plus an additional amount equal to the excess of Summit's tangible net worth as of the Closing in excess of $900,000 (the "Second Payment"). The tangible net worth of Summit as of the Closing shall be determined by Summit's independent certified public accountants (subject to review by the Company's independent certified public accountants). To the extent that Summit's tangible net worth as of the Closing is less than $900,000, the Note shall be reduced by that same amount.

     The principal portion of the Note may be converted at any time by Wicks into a number of shares determined by dividing the converted principal amount of the Note by the Conversion Price of $2.25 per share. In the event the entire
Note is converted, Wicks will receive a total of 1,200,000 shares of the Company's common stock. No interest shall accrue on the Note during any calendar month in which the Company's common stock is publicly traded and the average closing price of the Company's common stock is greater than $2.80 per share.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

     On January 3, 2005, the Company issued 575,000 shares of its common stock to Wicks as part of the purchase price of all of Wick's outstanding capital stock of Summit. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933 ("Act") and Regulation D promulgated under the Act.

     In addition, if the full original principal amount of the Note were converted, this would result in the issuance of an aggregate of 1,200,000 shares of the Company's common stock

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

     The Company issued a press release announcing the award of a $3.2 Million USASMDC Contract to Summit Research which is attached as Exhibit 99.1.


Section 9 - Financial Statements Exhibits

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)  Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c)  Exhibits

     Exhibit No.  Description
     -----------  -----------

        99.1*     Press release dated January 4, 2005, issued by Digital Fusion,
                  Inc.
        99.2*     Press release dated January 6, 2005, issued by Digital Fusion,
                  Inc.


*    Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2005

                               DIGITAL FUSION, INC.


                               By: /s/ Roy E. Crippen, III
                                   ---------------------------------------------
                                   Roy E. Crippen, III, Chief Executive Officer, and Director

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

  99.1*      Press release dated January 4, 2005, issued by Digital Fusion, Inc.
  99.2*      Press release dated January 6, 2005, issued by Digital Fusion, Inc.


*Filed herewith.